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                                                                   EXHIBIT 10.58
                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of
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July l, 1997, by and among KILROY REALTY, L.P. ("Borrower"), having an address
                                                 --------
of 2250 East Imperial Highway, Suite 1200, El Segundo, California 90245, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Bank and as Lead Agent for the Banks, having an address of 60 Wall Street, New York, New York 10260-0060 ("Agent"),
                                                                     -----
and the BANKS.

                                   RECITALS:

     A. WHEREAS, Borrower, Agent and the Banks entered into a Credit Agreement, dated as of January 31, 1997 (the "Credit Agreement"). Capitalized terms used
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but not otherwise defined herein shall have the meanings ascribed thereto in the
Credit Agreement; and

     B. WHEREAS, Borrower, Agent and the Banks wish to amend the Credit Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and the Banks hereby agree to amend the Credit Agreement as follows:

     1. Extension Option. The parties hereby confirm that Borrower has exercised
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the first of its two Extension Options pursuant to Section 2.8 of the Credit
Agreement, and agree that the Term of the Commitments has been extended to January 31, 1998. Agent also confirms that Borrower has paid the Extension Fee as required in Section 2.8 of the Credit Agreement.

     2. Amendment. Section 2.6(b) of the Credit Agreement shall be amended by
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deleting the first paragraph thereof and substituting the following paragraph in lieu thereof:

        "(b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of 150 basis points (1.50%)
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plus the Adjusted London Interbank Offered Rate applicable to such Interest
Period. Such interest shall be payable for each Interest Period on the last day thereof."

     3. Ratification. Borrower hereby adopts, ratifies and confirms in all
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respects the Credit Agreement (as modified by this Amendment), the Note, the
Variable Interest Rate Indenture of Mortgage, Financing Statement, Fixture Filing and Assignment of Leases and Rents and the other Loan Documents, in each instance.

     4. Counterparts. This Amendment may be executed in any number of
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counterparts, all of which taken together shall constitute but one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     5. No Other Modifications. Except as expressly amended hereby, the Credit
        ----------------------
Agreement shall continue unmodified and remain in full force and effect.

                                       2
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          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                   KILROY REALTY, L.P., a Delaware limited
                                   partnership

                                   By: Kilroy Realty Corporation, a
                                       Maryland corporation, its sole
                                       general partner


                                          /s/ Tyler H. Rose
                                   By: _______________________________
                                       Name: Tyler H. Rose
                                       Title: Senior Vice President
                                       and Treasurer


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                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                a New York banking corporation

                                         /s/ Elisabeth Thorington
                                By: _______________________________________
                                    Name: Elisabeth Thorington
                                    Title: Vice President



                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation, as Lead Agent

                                         /s/ Leonard Van Drunen
                                By: _____________________________________
                                    Name:  Leonard Van Drunen
                                    Title: Vice President